UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2020

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SAExploration Holdings, Inc.

(Exact name of registrant as specified in its charter)

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Delaware

(State or other jurisdiction of incorporation)

001-35471

(Commission file number)

27-4867100

(IRS Employer Identification No.)

1160 Dairy Ashford Rd., Suite 160, Houston, Texas 77079

(Address of principal executive offices) (Zip Code)

(281) 258-4400

(Company's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14(d)-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	SAEX	NASDAQ Capital Market

Item 1.01 Entry into a Material Definitive Agreement

On June 16, 2020, SAExploration Holdings, Inc. (the “Company”) and certain of its subsidiaries entered into a Fourth Supplemental Indenture (the “Supplemental Indenture”) with Wilmington Savings Fund Society, FSB, as trustee, in order to make certain amendments to the senior secured convertible notes indenture (the “2023 Notes Indenture”) governing the Company’s 6.00% Senior Secured Convertible Notes due 2023 (the “2023 Notes”).

Pursuant to the Supplemental Indenture, the 2023 Notes Indenture was amended at the direction and with the consent of all of the holders of the 2023 Notes to, among other things, provide that a fundamental change resulting from the delisting of the Company’s common stock from any of the NYSE American, The New York Stock Exchange, The NASDAQ Global Select Market, The NASDAQ Global Market, The NASDAQ Capital Market, the OTCQX Market or the OTCQB Market (or any of their respective successors) shall not be deemed to have occurred as a result of such delisting until the earlier of (i) August 31, 2020 or (ii) the termination date of the forbearance period set forth in the existing forbearance agreement regarding certain events of default under the 2023 Notes Indenture (the “Fundamental Change Effective Date”).

The foregoing description of the Supplemental Indenture is a summary only and is qualified in its entirety by reference to the complete text of the Supplemental Indenture, attached as Exhibit 4.1 hereto.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 15, 2020, the Company received written notice from the Nasdaq Hearings Panel (the “Panel”) that the Panel had determined to suspend trading in the Company’s common stock at the opening of business on June 17, 2020. The Panel denied the Company’s request for an exception to Listing Rule 5550(b)(1), which requires a company to demonstrate at least $2.5 million of stockholders’ equity for continued listing on the NASDAQ Capital Market while it implements a plan of compliance. The NASDAQ Stock Market will complete the delisting of the Company’s common stock from the NASDAQ Capital Market by filing a Form 25–NSE with the Securities and Exchange Commission (the “SEC”).

Following the suspension of trading in the Company’s common stock on the NASDAQ Capital Market, trading of the Company’s common stock will be conducted in the over–the–counter market on an electronic bulletin board established for unlisted securities such as the OTC Bulletin Board or OTC Markets Pink Open Market. The Company does not expect such transition to the over-the-counter market to have an immediate effect on the Company’s business operations. Following such transition to the over-the-counter market, the Company expects to remain a reporting company under the Securities Exchange Act of 1934 and generally to continue to file periodic and other reports with the SEC.

Once the Company’s common stock ceases to be listed or quoted on the NASDAQ Capital Market for a period of five consecutive trading days (which period has been extended as a result of the Supplemental Indenture as described above), such event will constitute a “fundamental change” under the terms of the 2023 Notes Indenture on the Fundamental Change Effective Date. In such event, the Company will be required to provide notice (the “Notice”) to the holders of the 2023 Notes of such fundamental change on or before the 20th calendar day after the Fundamental Change Effective Date and could be required, at the option of such holders, to repurchase for cash all of their 2023 Notes on the date specified by the Company that is not less than 20 calendar days or more than 35 calendar days following the date of the Notice at a repurchase price equal to 100% of the principal amount thereof, plus accrued and unpaid interest thereon to, but excluding, the repurchase date. If the Company is unable to obtain a waiver of this fundamental change from the holders of the 2023 Notes prior to the Fundamental Change Effective Date and if the Company is required by such holders to repurchase some or all of the 2023 Notes for cash, the Company does not expect that it would have sufficient funds to make such repurchase and therefore may need to seek bankruptcy protection, which would have a material adverse effect on the Company’s business, financial condition and results of operations.

Following the delisting of the Company’s common stock from NASDAQ, if the trading price remains below $5.00 per share, trading in the Company’s common stock will also become subject to the requirements of certain rules promulgated under the Securities Exchange Act of 1934, which require additional disclosure by broker–dealers in connection with any trade involving a stock defined as a “penny stock” (generally, any equity security not listed on a national securities exchange or quoted on NASDAQ that has a market price of less than $5.00 per share, subject to certain exceptions). Brokerage firms may be reluctant to recommend low–priced stocks to their clients. Moreover, various regulations and policies restrict the ability of stockholders to borrow against or “margin” low–priced stocks, and declines in the stock price below certain levels may trigger unexpected margin calls. Additionally, because brokers’ commissions on low–priced stocks generally represent a higher percentage of the stock price than commissions on higher priced stocks, the current price of the common stock can result in an individual stockholder paying transaction costs that represent a higher percentage of total share value than would be the case if the Company’s share price were higher. This factor may also limit the willingness of institutions to purchase the Company’s common stock. Finally, the additional burdens imposed upon broker–dealers by these requirements could discourage broker–dealers from facilitating trades in the Company’s common stock, which could severely limit the market liquidity of the stock and the ability of investors to trade the Company’s common stock. As a result, the ability of the Company’s stockholders to resell their shares of common stock, and the price at which they could sell their shares, could be adversely affected. The delisting of the Company’s stock from NASDAQ will also make it more difficult for the Company to raise additional capital.

Item 8.01 Other Events.

On June 11, 2020, the Company was notified that the second year of a three-year contract for onshore data acquisition services to be performed on the North Slope of Alaska was cancelled by the operator due to the COVID–19 coronavirus pandemic and its impact on the worldwide economy and global demand for oil.  The Company anticipates being paid a fee due to the cancellation.  The Company’s work under the second year of the contract was anticipated to be performed primarily during the first quarter of 2021.

Forward-Looking Statements

Except for statements of historical fact, the matters discussed herein are “forward-looking statements” within the meaning of the applicable U.S. federal securities laws. The words “may,” “will,” “possible,” “estimates”, “expects,” “believes” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements, including statements regarding the possible impact of the matters summarized in this Form 8-K, may or may not be realized, and differences between estimated results and those actually realized may be material.

Factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, risks relating to known and unknown uncertainties, including:

•	the Company’s ability to identify, evaluate and complete any strategic alternative with respect to its capital structure;
•	the impact of the announcement of the Company’s review of strategic alternatives on the Company’s business, including its financial and operating results, or its employees, suppliers and customers;
•	substantial doubt about the Company’s ability to continue as a going concern as of March 31, 2020;
•	the impact of the outbreak of the COVID–19 coronavirus on the Company’s business, financial condition and results of operations;
•	fluctuations in the levels of exploration and development activity in the oil and natural gas industry;
•	delays, reductions or cancellations of project awards and the Company’s ability to realize revenue projected in the Company’s backlog;
•

continuing events of default outstanding under the Company’s debt instruments, including the risk that the holders of the debt take action to accelerate the maturity date of the applicable debt and exercise their other respective rights and remedies, such as foreclosure, among other things;

•	risks arising from the holders of the Company’s debt taking other actions against the Company, including by seeking a bankruptcy filing;
•	the potential need for the Company to seek bankruptcy protection;
•	the impact of the restatement of the Company’s previously issued consolidated financial statements;
•	the identified material weaknesses in the Company’s internal control over financial reporting and the Company’s ability to remediate those material weaknesses;

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the outcome of the investigations by the SEC, the DOJ and the DOR with respect to the circumstances giving rise to the restatement of the Company’s previously issued consolidated financial statements, which could include sanctions or other actions against the Company and its officers and directors, civil lawsuits, and penalties;

•	the outcome of the Company’s internal investigation of the circumstances giving rise to the restatement of the Company’s previously issued consolidated financial statements;
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developments with respect to the Alaskan oil and natural gas tax credit system that continue to affect the Company’s ability to timely monetize tax credits, including litigation over the constitutionality of the legislation allowing Alaska to sell bonds to purchase tax credit certificates and Alaska budget constraints driven primarily by oil prices;

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the availability of liquidity and capital resources, including the Company’s need to obtain additional working capital for upfront expenditures for upcoming projects, and the potential impact this has the Company’s business and competitiveness;

•	risks related to the Company’s delisting from the NASDAQ Capital Market;
•	costs and outcomes of pending and future litigation;
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the time and expense required for the Company to respond to the SEC, DOJ and DOR investigations and for the Company to complete its internal investigation, which expenses have been and are likely to continue to be material and are likely to have a material adverse impact on the Company’s cash balance, cash flow and liquidity; and

•	other risks described more fully in the Company’s filings with the Securities and Exchange Commission that relate to matters not covered in this Current Report on Form 8-K.

Each of these risks, and the known and unknown consequences of these risks, could have a material negative impact on the Company, its business and prospects. As of the date of this Current Report on Form 8-K, the Company cannot make any assurances regarding the impact or outcome of these risks. Forward-looking statements reflect the views of the Company as of the date hereof. The Company does not undertake to revise these statements to reflect subsequent developments, other than in compliance with U.S. federal securities laws and the Company’s determination that any such revised disclosure is necessary or advisable to do.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

4.1	Fourth Supplemental Indenture, dated as of June 16, 2020, among SAExploration Holdings, Inc., the guarantors party thereto and Wilmington Savings Fund Society, FSB, as trustee

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2020 SAExploration Holdings, Inc.

By: /s/ John A. Simmons

Name: John A. Simmons

Title: Vice President and Chief Financial Officer

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